A 35-Lease, Business Premises. JULIUS BLUMBERG, INC.. LAw BLANK PUBLISHERS

      Loft. Office or Store- 2.65

Lease made the     day of August   19 9 0. between BRUCE BENDELL and HAROLD
BENDELL, having a place of business at 43-40 Northern Blvd., Long Island City, New York, hereinafter referred to as LANDLORD, and MAJOR CHRYSLER-PLYMOUTH, INC., having a place of business at 460-1 Northern Blvd., Long Island City, New York, hereinafter jointly, severally and collectively referred to. as TENANT.

Witnesseth, that the Landlord hereby leases to the Tenant, and the Tenant hereby hires and takes from the Landlord the entire premises known as 46-01/05 Northern Blvd., Long Island City, New York per annexed survey to be used find occupied by the Tenant for the sale and lease of automobiles and related purposes, and for no other purpose, for a term to commence on September 1, 1990 , and to end on August 31, 19 9 5, unless sooner terminated as hereinafter provided, at the ANNUAL RENT of one hundred eight thousand ($108,000.00) dollars, in the amount of $9 000.00 all payable In equal monthly Instalments/in advance on the first day of each and every calendar month during said term, except the first Instalment, which shall be paid upon the execution hereof.

THE TENANT JOINTLY AND SEVERALLY COVENANTS:

REPAIRS
ORDINANCES AND
VIOLATIONS
ENTRY
INDEMNIFY LANDLORD
         MOVING
                  INJURY
SURRENDER
         NEGATIVE
COVENANTS
OBSTRUCTION
         SIGNS
         AIR
CONDITIONING
FIRE CLAUSE
EMINENT
DOMAIN
LEASE NOT IN EFFECT
DEFAULTS
TEN DAY
NOTICE

F IRST-that the Tenant will pay the rent as above provIded.

SECOND-That throughout said term the Tenant will take good care of the demised premises, fixtures and appurtenances, find all alterations, additions find Improvements to either ; make all repairs In and about the same necessary to preserve them In good order and condition, which repairs shall be, In quality and class, equal to the original work; promptly pay the expense of such repairs; stiffer no waste or Injury; give prompt notice to the Landlord of any fire that may occur; execute and comply with all laws, rules, orders, ordinances and regulations at any time Issued or In force (except those requiring structural alterations), applicable to the demised premises or to the Tenant's occupation thereof, of the Federal, State and Local Governments, and of each and every department, bureau and official thereof, and of the New York Board of Fire Underwriters; permit at all times during usual business hours, the Landlord and representatives of the Landlord to enter the demised premises for the purpose of inspection, and to exhibit them for purposes of sale or rental ; suffer the Landlord to make repairs and Improvements to all parts of the building, and to comply with all orders and requirements of governmental authority applicable to said building or to any occupation thereof; suffer the Landlord to erect, use, maintain, repair and replace pipes and conduits in the demised premises and to the floors above and below; forever indemnify and save harmless the Landlord for and against tiny and all liability, penalties, damages, expenses and judgments arising from Injury during said term to person or property of any nature, occasioned wholly or In part by any act or acts, omission or omissions of the Tenant, or of the employees, guests, agents, assigns or undertenasnts of the Tenant find also for any matter or thin.- growing out of the occupation of the demised premises or of the streets, sidewalks or vaults adjacent thereto ; permit, during the six months next prior to the expiration of the term the usual notice "To Let" to be placed and to remain unmolested In a conspicuous place upon the exterior of the demised premises; repair, at or before the end of the term, all Injury done by the Installation or removal of furniture and property ; and at the end of the term, to quit and surrender the demised premises with all alterations, additions and Improvements In good order and condition.

THIRD.-That the Tenant will not disfigure or deface any part of the building, or suffer the same to be (lone, except so far as may be necessary to ifll\ such trade fixtures as are herein consented to by the Landlord ; the Tenant will not obstruct, or permit the obstruction of the street or the sidewalk adjacent thereto ; will Dot do anything or suffer anything to be done upon the demised premises which will increase the rate of fire Insurance upon the building or any of Its contents, or be liable to cause structural injury to said building; will not permit the accumulation of waste or refuse matter, and will not, without the written consent of the Landlord first obtained in each case, either sell, assign, mortgage or transfer this lease, underlet the demised premises or any part thereof, permit the same or any part thereof to be occupied by anybody other than the Tenant and the Tenant's employees, make any alterations in the demised premises, use the demised premises or any part thereof for any purpose other than the one first above stipulated, or for any purpose deemed extra hazardous on account of fire risk, nor In violation of any law or ordinance. That the Tenant will not obstruct or permit the obstruction of the light, halls stairway or entrances to the building, and will not erect or Inscribe any sign, signals or advertisements unless and Until the style and location thereof have been approved by the Landlord ; and if any be erected or inscribed without such approval, the Landlord may remove the same. No water cooler, air conditioning unit or system or other apparatus shall be Installed or used without the prior written consent of Landlord.

IT IS MUTUALLY COVENANTED AND AGREED, THAT

FOURTH.-If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants. employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to the part of the demised premises which Is usable by Tenant. But If such partial damage is due to the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, without prejudice to any other rights and remedies of Landlord and without prejudice to the rights of subrogation of Landlord's insurer, the damages shall be repaired by Landlord but there shall be no apportionment or abatement of rent. No penalty shall accrue for reasonable delay which may &rise by reason of adjustment of Insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles" ' or any other cause beyond Landlord's control. If the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and if Landlord shall decide not to restore or not to rebuild the same, or if the building shall be so damaged that Landlord shall decide to demolish it or to rebuild it' then or in any of such events Landlord may, wl thin ninety (90) days after such fire or other cause, give Tenant a notice In writing of such decision, which notice shall be given as in Paragraph Twelve hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised promises and surrender the same to Landlord. If Tenant shall not be in default under this lease then, Upon the termination of this lease under the conditions provided for in the sentence Immediately preceding, Tenant's liability for rent shall cease as of the day following the casualty. Tenant hereby expressly waives the provisions of Section 227 of the Real Property Law and agrees that the foregoing provisions of this Article shall govern and control In lieu thereof. If the damage or destruction be due to the fault or neglect of Tenant the debris shall be removed by, and at the expense of, Tenant.

FIFTH-If the whole or any part of the premises berchy demised shall be taken or condemned by any competent authority for an), public use or purpose then the term hereby granted shall cease front the time when possession of the part so taken shall be required for such public purpose and without apportionment of award, the Tenant hereby assigning to the Landlord all right and claim to any such award, the current rent, however, in such case to be apportioned.

SIXTH - If before the commencement of the term. the Tenant be adjudicated a. bankrupt, or make a "general assignment." or take the benefit of any insol%,ent act. or If a Receiver or Trustee be appointed for the Tenant's property, or if this lease or the estate of the Tenant hereunder be transferred or pass to or devolve upon any other person or corporation. or If the Tenant shall default in the performance of any agreement by the Tenant contained in any other lease to the Tenant by the Landlord or by any corporation of which an officer of the Landlord Is EL Director, this lease shall thereby, at the option of the Landlord. be terminated and In that case, neither the Tenant nor anybody claiming under the Tenant shall be entitled to go Into possession of the demised premises. If after the commencement of the term, any of the events mentioned above In this subdivision shall occur. or If Tenant shall make default in fulfilling any of the covenants of this lease, other than the covenants for the payment of rent or "additional rent" or if the demised premises become vacant or deserted. the Landlord may give to the Tenant ten days' notice of intention to end the term of this lease, and thereupon at the expiration of said ten days' (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as If that day were the date herein definitely fixed for the expiration of the term and the Tenant will then quit and surrender the demised premises to the Landlord. but the Tenant shall remain liable as hereinafter provided

REPOSSESSION
BY
LANDLORD
RE-
LETTING

TENANT
REMEDIES
ARE
         CUMULATIVE
LANDLORD
                  MAY
         PERFORM
ADDITIONAL
         RENT
         AS TO
WAIVERS
         COLLECTION
                  OF RENT
FROM
OTHERS
MORTGAGES
IMPROVEMEN

TS
NOTICE$
NO
LIABILITY
         NO
ABATEMENT
RULES,
ETC.
SHORING
OF
         WALLS
VAULT
SPACE
ENTRY
         NO REPRESENTATIONS
ATTORNEY'S
FEES
POSSESSION

It the Tenant shall make default In the payment of the rent reserved hereunder, or any Item of "additional rent" herein mentioned, or any part of either or In making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten (lays' period, the Landlord may I im med lately, or at any time thereafter, reenter the demised premises and remove all persons and all or any property therefrom, either by Summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise. without being liable to Indictment, prosecution or damages therefor, and repossess and enjoy said premises together with all additions, alterations anti Improvements. In any such case or In the event that this lease be "terminated" before the commencement of the term, as above provided. the Landlord may either re-let the demised premises or any part or parts thereof for the Landlord's own account, or may, a t the Landlord's option, re-let the demised Premises or any Part or parts thereof as the agent of tile Tenant. and receive the rents therefor, applying the same first to the payment of such expenses as the Landlord may have incurred, and then to the fulfillment of the covenants of the Tenant herein. and the balance, If any. at the expiration of the term first above Provided for, shall be paid to the Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision "Sixth" provided, or terminate by summary proceedings or otherwise. and If the Landlord shall not re-let the demised premises for the Landlord's own account, then. whether or not the premises be re-let. the Tenant shall remain liable for, and the Tenant hereby agrees to pay to tile Landlord. until the time when this lease would have expired but for such termination or expiration. tile equivalent of the amount of all of the rent and "additional rent" reserved herein. less tile avails of reletting. if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that Is, upon each of such rent days the Tenant shall pay to the Landlord the amount of deficiency then existing. The Tenant hereby expressly waives any and all right of redemption In case tile Tenant shall be dispossessed by judgment or warrant of any court or judge and the Tenant %valves anti will waive nil right to trial by jury in any summary proceedings hereafter Instituted by tile Landlord against the Tenant In respect to the demised premises. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of Injunction anti the right to invoke any remedy allowed at law or in equity, as it re-entry. summary p roceedings and other remedies were not herein provided for.

SEVENTH.-If the Tenant Shall make default In the performance of any covenant herein contained, the Landlord may Immediately. or at any time thereafter, without notice. perform the same for the account of the Tenant. If EL notice of mechanic's lien be filed against the demised premises or against premises of which the demised premises are part, for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to or for the Tenant at the demised premises, and If the Tenant shall fall to take such action as shall cause such lien to be discharged within fifteen days after the filing of such notice, the Landlord may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and In the event of such deposit or bonding proceedings, the Landlord may require the lienor to prosecute an appropriate action to enforce the lienor claim. In such case, the Landlord ma pay any judgment recovered on such claim. Any amount paid or expense Incurred by the Landlord as In this subdivision of thy. lease provided, and any amount as to which the Tenant shall at any time be In default for or In respect to the use of water, electric current or sprinkler Supervisory service, and any expense incurred or sum of money paid by the Landlord by reason of the failure of the Tenant to comply with any provision hereof, or In defending any such action, shall be deemed to be "additional rent" for the demised premises, and shall be due and payable by the Tenant to the Landlord on the first clay of tile next following month, or, at the option of the Landlord, on tile first day of any succeeding month. The receipt by tile Landlord of any Instalment of the regular stipulated rent hereunder or any of said "additional rent" shall not be a waiver of any other "additional rent" then due.

EIGHTH.-The failure of the Landlord to Insist, In any one or more Instances upo n a strict performance of any of the covenants of this lease. or to exercise any option herein contained, shall not be construed as a. waiver or a relinquishment for the fu ture of such covenant or option, but the same shall continue and remain In full force and effect. The receipt by the Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a. waiver of such breach and no waiver b the Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by the Larillord. Even though the Landlord shall consent to an assignment hereof no further assignment shall be made without express consent in writing by the Landlord.

NINTH-If this lease be assigned. or If the demised premises or any part thereof be underlet or occupied by an body other than the Tenant the Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, and no such collection shall be deemed a waiver of tile covenant herein against assignment and underletting, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of the Tenant from the further performance by the Tenant of tile covenants herein contained on the part of the Tenant.

TENTH-This lease shall be subject and subordinate at all times, to the lien of the mortgages now on the demised premises. and to all advances made or hereafter to be made upon the security thereof, and Subject and subordinate to the lien of any mortgage or mortgages which at any time may be made a lien upon the premises. The Tenant will execute and deliver such further instrument or Instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by any mortgagee or proposed mortgagee. The Tenant hereby appoints the Landlord the attorney-In-fact of the Tenant, Irrevocable. to execute and deliver any such Instrument or Instruments for the Tenant.

ELEVENTH.-All Improvements made by the Tenant to or upon the demised premises, except said trade fixtures, shall when made. at once be deemed to be attached to the freehold. and become the property of the Landlord, and at the end or other expiration of the term shall be surrendered to the Landlord in as good order anti condition as they were when installed, reasonable wear anti damages by the elements excepted.

TWELFTH.-Any notice or demand which under the terms of this lease or under any statute must or may be given or made by the parties hereto shall be In writing and shall be given or made by mailing the Same by certified or registered mail addressed to the respective parties at the addresses set forth in this lease.

THIRTEENTH--The Landlord shall not be liable for any failure of water supply or electrical current. sprinkler damage. or failure of sprinkler service, nor for Injury or damage to person or property caused by the elements or by other tenants or persons In said building, or resulting from steam. gas, electricity, water, rain or snow, which may leak or flow from any part of said buildings. or from the pipes. appliances or plu m bing works of the same, or from the street or sub-surface, or from any other place, nor for interference with light or othe r Incorporeal hereditaments by anybody other than the Landlord, or caused by operations by or for a governmental authority in construction of any public or quasl-public work, neither shall the Landlord be liable for any latent defect in the building.

FOURTEENTH-No diminution or abatement of rent, or other compensation shall be claimed or allowed for Inconvenience or discomfort arising from the malting of repairs or Improvements to the building or to Its appliances, nor for any space taken to comply with any law ordinance or order of a governmental authority. In respect to the various "services." If any. herein expressly or Impliedly agreed to be furnlshed by the Landlord to the Tenant, It Is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for Interruption or curtailment of uch "service" when such Interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to Inability or difficulty In securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of the Landlord. No such Interruption or c urtailment of any such "service" shall be deemed a constructive eviction. The Landlord shall not be required to furnish, and the Tenant shall not be entitled to receive. any of such "services" during any Period wherein the Tenant shall be in default In respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs. improvements or decorations to the demised premises after the (late above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

FIFTEENTH-The Landlord may prescribe and regulate the placing of safes. machinery. quantities of merchandise and other things. The Landlord may also prescribe and regulate which elevator and entrances shall be used by the Tenant's employees, anti for tile Tenant's shipping. The Landlord may make such other and further rules and regulations as. In the Landlord's judgment, may from time to time be needful for the safety, care or cleanliness of the building, and for the preservation of good order therein. The Tenant and the employees and agents of the Tenant will observe and conform to all such rules and regulations.

SIXTEENTH - In the event that an excavation shall be made for building or other purposes upon land adjacent to the demised premises or shall be contemplated to be made, the Tenant shall afford to the person or persons causing or to cause such excavation. license to enter upon tile demised premises for the purpose of doing such work as said person or persons shall deem to be necessary to preserve the wall or walls, structure or structures u Pon the demised premises from injury and to support the same by proper foundations.

SEVENTEENTH.-No vaults or space not within the property line of the building are ]eased hereunder. Landlord makes no representation as to the location of the property line of the building. Such vaults or space as Tenant may be permitted to use or occupy are to be used or occupied under a revocable license and If such license be revoked by the Landlord as to the use of part or all of the vaults or space Landlord shall not be subject to any liability; Tenant shall not be entitled to any compensation or reduction In rent nor shall this be deemed constructive or actual eviction. Any tax, fee or charge of municipal or other authorities for such vaults or space shall be paid by the Tenant for the period of the Tenant's use or occupancy thereof.

EIGHTEENTH--That during seven months prior to the expiration of the term hereby granted. applicants shall be admitted at all reasonable hours of the day to view the premises until rented; and the Landlord and the Landlord's agents shall be permitted at any time during the term to visit anti examine them at any reasonable hour of the day, anti workmen may enter at any time, when authorized by the Landlord or the Landlord's agents, to make or facilitate repairs In any part of the building; and If the said Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents may forcibly enter the same without rendering the Landlord or s ch agents liable to any claim or cause of action for damages by reason thereof (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without In any manner affecting the obligations and covenants of this lease; it Is, however, expressly understood that tile right and authority hereby reserved. does not im pose, nor does tile Landlord assume, by reason thereof. any responsibility or liability whatsoever for the care or supervision of said premises. or any of the pipes, fixtures, appliances or appurtenances therein contained or therewith in any manner connected.

NINETEENTH.-The Landlord has made no representations or promises In respect to said building or to the demised premises except those contained herein, and those, If any, contained In some wrItten communication to the Tenant, signed by the Landlord. This instrument may not be changed, modified, discharged or terminated orally.

TWENTIETH-iF the Tenant shall at any time be In default hereunder, and If the Landlord shall Institute an action or summary proceeding against the Tenant based upon such default. then tile Tenant will reimburse the Landlord for the expense of attorneys' fees and disbursements thereby Incurred by the Landlord I so far as the same are reasonable In amount. Also so long as the Tenant shall be a tenant hereunder the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from the Tenant to the Landlord on the first day of the month following the Incurring of such respective expenses.

TWENTY-FIRST - Landlord shall not be liable for failure to give possession of the premises upon commencement date by reason of the fact that premises are not ready for occupancy, or due to It. prior Tenant wrongfully holding over or any other person wrongfully In possession or for any other reason: in such event the rent shall not commence until possession Is given or is available, but the term herein shall not be extended.

RIDER TO LEASE DATED AUGUST 1 1990

RE: Premises 46-01/46-05 Northern Blvd., L.I.C., NY

1. The rentals hereunder shall be paid by the tenant in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment on the execution hereof.

2. Tenants, at their sole cost and expense, shall keep the demised premises insured for the mutual benefit of the Landlord and the Landlord's mortgagees, if any, such as their interest may appear during the term of this lease, against loss or damage by fire and against loss or other risks now or hereafter embraced by extended broad form in amounts sufficient to prevent the Landlord from becoming a co-insurer under the terms of the applicable policy, but in any event, in an amount of net less than 80% of the then "full replacement costs." Certificates evidencing such policy or policies of insurance shall be delivered to and be in the possession of the Landlord at all times during the term of this lease or any renewal thereof. In the event that Tenant fails to provide such insurance and keep same in force, then Landlord may procure the same and the cost thereof shall be added to the next month's rent thereafter becoming due and shall be deemed additional rent hereunder.

3. The Tenants from and after the date that the term of this lease shall be commenced, shall hold the Landlord harmless against any and all claims, suits, damages or cause or causes of action for damages, arising after the taking of possession of demised premises by Tenants, and against any orders or decrees or judgments which may be entered herein, brought for damages or alleged damages, resulting from any injury to person and/or property or loss of life sustained in or about the demised premises during the term of this lease; and the Tenants further covenant to provide and.keep.in force during the term of this lease, for themselves and the benefit of the Landlord, general and public liability insurance in standard form, protecting the Landlord against any liability whatsoever, occasioned by accident, disaster or otherwise, on, in or about the demised premises or any appurtenances thereof, inside and out, including the parking lot. Such policy or policies of insurance shall be in an amount reasonably required by landlord and certificates evidencing such policy or policies of insurance shall be delivered to and be in the possession of the Landlord at all times during the term of this lease of any renewal thereof. In the event that Tenants fail to provide such insurance and keep same in force, then Landlord may procure the same and the cost thereof shall be added to the next month's rent thereafter becoming due and shall be deemed additional rent hereunder.

4. The Tenants shall pay as additional rent before any fine, penalty, interest or cost that may be added thereto for the nonpayment thereof, all real estate taxes, assessments, water rates.and water charges, and sewer rent and all other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind, which are assessed or imposed upon the leased property or any part thereof or become payable during the term of this lease. Such payment shall be made to the Landlord within fifteen (15) days of the Landlord furnishing to the Tenants a photostatic copy of the tax bill or bills.

Nothing contained in this lease shall require the Tenants to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of the Landlord or any income, profits, or revenue tax or any other tax, assessment, charge or levy upon the rent payable by the Tenants under this lease; provided, however, that if at any time during the term of this lease under the laws of the United States, the State of New York or any political subdivision thereof, a tax on rents is assessed against the Landlord for the basic rent as a substitution in whole or in part for taxes assessed by such state or political subdivision on land and/or buildings, such tax shall be deemed to be included within the amount which the Tenants are required to pay under this article.

All taxes assessed to but payable in whole or instalments after the effective date of the lease term and all taxes assessed during the term or any renewal thereof, but payable in whole or instalments after the lease term, shall be adjusted and prorated so that the Landlord shall pay its prorated share for the period prior to or for the period subsequent to the lease period and the Tenants shall pay their prorated share for the lease term and any renewal thereof.

It is the intention of the Landlord and the Tenants that the rent herein specified shall be net to the Landlord in each year during the term of this lease and any renewal thereof; that all costs, expenses and obligations of every kind relating to the leased property (except Landlord's obligation to pay interest and amortization on any mortgage or mortgages affecting the premises) which may arise or become due during the term of this lease shall be paid by the Tenants and that the Landlord shall be indemnified by the Tenants against such costs, expenses and obligations. The net rent shall be paid to the Landlord without notice or demand and without abatement, deduction or setoff.

5. The Tenants at their own cost and expense shall provide and pay for their own fuel for heat and hot water and shall also furnish at their own cost and expense and pay for consumption of

-2

gas and electricity. The Tenants herein shall pay for all sewer and water charges affecting the demised premises.

6. The Tenants may place signs on outside of building provided they first obtain Landlord's consent, which shall not be withheld unreasonably, and obtain necessary license and permits and keep same in force during all times of this lease or any renewal thereof, and further comply with all applicable laws, ordinances, rules and regulations of governmental agencies having jurisdiction.

7. The Tenants represent that no broker brought about this transaction, and agree to indemnify and save the Landlord harmless from the claim or claims of any broker (including reasonable attorneys fees for Landlord's counsel defending such claims) for commissions herein resulting from the acts of the Tenants herein.

8. Tenants agree to accept the premises "AS IS" and do hereby acknowledge that they are fully familiar with the premises, and that no-representations have been made to them by the Landlord or anyone acting in its behalf concerning the physical condition of the premises or any other matter or thing. The Tenant agrees to put, keep and maintain the premises in a state of good repair, and make all necessary repairs, structural and nonstructural.

9. Supplementing paragraph "Third," a transfer of any stock interest in a corporate tenant shall be deemed a prohibited assignment.

10. The parties agree not to record this lease or any memorandum thereof in the office of the county clerk or city register.

11. Any discontinuance of the Tenant's operations at the premises may be considered by the Landlord as an abandonment of the premises, entitling, but not obligating the Landlord to cancel and terminate this lease. Suspension of business for more than five consecutive days may be considered presumptive of Tenant's abandonment of the premises.

12. In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions of this lease, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, including summary proceedings.

13. It is mutually covenanted and agreed that if the Landlord shall pay or be compelled to pay any sum of money, or to do any act which shall require the payment of any sum of money by

-3-

reason of the failure of the Tenant to perform any one or more of the covenants, then, all costs, interest and damages shall be added to the rent becoming due on the first day of the next ensuing month, or on the first day of any subsequent month succeeding such payment, and shall be collectible as "additional rent" in the same manner and with the remedies a if it had been originally reserved as rent hereunder, upon ten days' written notice to Tenant.

14. In the event that any payment due from the Tenant to the Landlord hereunder shall become overdue by a period in excess of ten days, a "late charge" in an amount equal to 5% of any payment so overdue, may be charged by Landlord for the purpose of defraying the expense incidental to handling such delinquent payment, which "late charge" shall be deemed to be additional rent payable by Tenant to Landlord upon the Landlord's rendering a bill to Tenant therefor.

IN WITNESS WHEREOF, the-parties have signed this agreement as of the day and year first above written.

GET MORE AUTO CARS, INC.

BY:

BY:

-4-

MAJOR CHRYSLER-PLYMOUTH, INC.

State of New York, County of         83

On the   day of   19       before me personally came to me known, who, being by
me duly sworn, did depose and say that he resides at ; that he is of the corporation described In and which executed the within Instrument; that he knows the seal of said corporation; that the seal affixed to said Instrument is such corporate seal; that It was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

State of New York, County of
33 :

On the   day of   19       , before me personally came to me known, who, being
by me duly sworn, did depose and say that he resides at ; that he is Of the corporation described In and which executed the within Instrument; -that he knows the seal of said corporation; that the seal affixed to said Instrument Is such corporate seal; that It was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

State of New York, County of
83 :

On the   day of   19       , before me personally came        I
to me known and known to me to be the Individual described In and who executed the foregoing Instrument, and duly acknowledged that he executed the same.

State of New York, County of
On the   day of
33 :

         19       , before me personally came subscribing witness to the
foregoing Instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say, that he resided, at the time of the execution of said Instrument, and still resides, in , and knew that he Is and then was acquainted with to be the Individual described In and who executed the foregolng Instrument; and that he, said subscribing witness, was present and saw as witness thereto.

z

execute the same; and that he, said witness, thereupon at the same time subscribed his name

C3

9

E-4

0

GUARANTY

In consideration of the letting of the premises within mentioned to the Tenant within named, and of the sum of One Dollar, to the undersigned In hand paid by the Landlord within named, the undersigned hereby guarantees to the Landlord and to the heirs, successors and/or assigns of the Landlord, the -payment by the Tenant of the rent, within provided for, and the performance by the Tenant of all of the provisions of the within lease. Notice of all defaults Is waived, and consent Is hereby given to all extensions of time that any Landlord may grant.

Dated,   19

         .        .

STATE OF          COUNTY OF                          SS :

         On this  day of            '19     before me personally appeared

         .        . .      r. S.

to me known and known to me to be the Individual described In and who executed the foregoing Instrument, and duly ac. knowledged to me that he executed the same.

[A57

ONE      S'TORY
BRICK    BLDG.
6yr4t 46-us
j,,, 1V
 . -k
"o
N
AVE I

RIDER TO LEASE DATED AUGUST 1 1990

RE: Premises 46-01/46-05 Northern Blvd., L.I.C., NY

1. The rentals hereunder shall be paid by the tenant in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment on the execution hereof.

2. Tenants, at their sole cost and expense, shall keep the demised premises insured for the mutual benefit of the Landlord and the Landlord's mortgagees, if any, such as their interest may appear during the term of this lease, against loss or damage by fire and against loss or other risks now or hereafter embraced by extended broad form in amounts sufficient to prevent the Landlord from becoming a co-insurer under the terms of the applicable policy, but in any event, in an amount of net less than 80% of the then "full replacement costs." Certificates evidencing such policy or policies of insurance shall be delivered to and be in the possession of the Landlord at all times during the term of this lease or any renewal thereof. In the event that Tenant fails to provide such insurance and keep same in force, then Landlord may procure the same and the cost thereof shall be added to the next month's rent thereafter becoming due and shall be deemed additional rent hereunder.

3. The Tenants from and after the date that the term of this lease shall be commenced, shall hold the Landlord harmless against any and all claims, suits, damages or cause or causes of action for damages, arising after the taking of possession of demised premises by Tenants, and against any orders or decrees or judgments which may be entered herein, brought for damages or alleged damages, resulting from any injury to person and/or property or loss of life sustained in or about the demised premises during the term of this lease; and the Tenants further covenant to provide and keep in force during the term of this lease, for themselves and the benefit of the Landlord, general and public liability insurance in standard form, protecting the Landlord against any liability whatsoever, occasioned by accident, disaster or otherwise, on, in or about the demised premises or any appurtenances thereof, inside and out, including the parking lot. Such policy or policies of insurance shall be in an amount reasonably required by landlord and certificates evidencing such policy or policies of insurance shall be delivered to and be in the possession of the Landlord at all times during the term of this lease of any renewal thereof. In the event that Tenants fail to provide such insurance and keep same in force, then Landlord may procure the same and the cost thereof shall be added to the next month's rent thereafter becoming due and shall be deemed additional rent hereunder.

4. The Tenants shall pay as additional rent before any fine, penalty, interest or cost that may be added thereto for the nonpayment thereof, all real estate taxes, assessments, water rates and water charges, and sewer rent and all other governmental levies and charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind, which are assessed or imposed upon the leased property or any part thereof or become payable during the term of this lease. Such payment shall be made to the Landlord within fifteen (15) days of the Landlord furnishing to the Tenants a photostatic copy of the tax bill or bills.

Nothing contained in this lease shall require the Tenants to pay any franchise, corporate, estate, inheritance, succession, capital levy or transfer tax of the Landlord or any income, profits, or revenue tax or any other tax, assessment, charge or levy upon the rent payable by the Tenants under this lease; provided, however, that if at any time during the term of this lease under the laws of the United States, the State of New York or any political subdivision thereof, a tax on rents is assessed against the Landlord for the basic rent as a substitution in whole or in part for taxes assessed by such state or political subdivision on land and/or buildings, such tax shall be deemed to be included within the amount which the Tenants are required to pay under this article.

All taxes assessed to but payable in whole or installments after the effective date of the lease term and all taxes assessed during the term or any renewal thereof, but payable in whole or installments after the lease term, shall be adjusted and prorated so that the Landlord shall pay its prorated share for the period prior to or for the period subsequent to the lease period and the Tenants shall pay their prorated share for the lease term and any renewal thereof.

It is the intention of the Landlord and the Tenants that the rent herein specified shall be net to the Landlord in each year during the term of this lease and any renewal thereof; that all costs, expenses and obligations of every kind relating to the leased property (except Landlord's obligation to pay interest and amortization on any mortgage or mortgages affecting the premises) which may arise or become due during the term of this lease shall be paid by the Tenants and that the Landlord shall be indemnified by the Tenants against such costs, expenses and obligations. The net rent shall be paid to the Landlord without notice or demand and without abatement, deduction or setoff.

5. The Tenants at their own cost and expense shall provide and pay for their own fuel for heat and hot water and shall also furnish at their own cost and expense and pay for consumption of

-2

gas and electricity. The Tenants herein shall pay for all sewer and water charges affecting the demised premises.

6. The Tenants may place signs on outside of building provided they first obtain Landlord's consent, which shall not be withheld unreasonably, and obtain necessary license and permits and keep same in force during all times of this lease or any renewal thereof, and further comply with all applicable laws, ordinances, rules and regulations of governmental agencies having jurisdiction.

7. The Tenants represent that no broker brought about this transaction, and agree to indemnify and save the Landlord harmless from the claim or claims of any broker (including reasonable attorneys fees for Landlord's counsel defending such claims) for commissions herein resulting from the acts of the Tenants herein.

8. Tenants agree to accept the premises "AS IS" and do hereby acknowledge that they are fully familiar with the premises, and that no-representations have been made to them by the Landlord or anyone acting in its behalf concerning the physical condition of the premises or any other matter or thing. The Tenant agrees to put, keep and maintain the premises in a state of good repair, and make all necessary repairs, structural and nonstructural.

9. Supplementing paragraph "Third," a transfer of any stock interest in a corporate tenant shall be deemed a prohibited assignment.

10. The parties agree not to record this lease or any memorandum thereof in the office of the county clerk or city register.

11. Any discontinuance of the Tenant's operations at the premises may be considered by the Landlord as an abandonment of the premises, entitling, but not obligating the Landlord to cancel and terminate this lease. Suspension of business for more than five consecutive days may be considered presumptive of Tenant's abandonment of the premises.

12. In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions of this lease, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, including summary proceedings.

13. It is mutually covenanted and agreed that if the Landlord shall pay or be compelled to pay any sum of money, or to do any act which shall require the payment of any sum of money by

-3-

reason of the failure of the Tenant to perform any one or more of the covenants, then, all costs, interest and damages shall be added to the rent becoming due on the first day of the next ensuing month, or on the first day of any subsequent month succeeding such payment, and shall be collectible as "additional rent" in the same manner and with the remedies a if it had been originally reserved as rent hereunder, upon ten days' written notice to Tenant.

14. In the event that any payment due from the Tenant to the Landlord hereunder shall become overdue by a period in excess of ten days, a "late charge" in an amount equal to 5% of any payment so overdue, may be charged by Landlord for the purpose of defraying the expense incidental to handling such delinquent payment, which "late charge" shall be deemed to be additional rent payable by Tenant to Landlord upon the Landlord's rendering a bill to Tenant therefor.

IN WITNESS WHEREOF, the-parties have signed this agreement as of the day and year first above written.

GET MORE AUTO CARS, INC.


BY: /s/


BY: /s/Bruce Bendell
Bruce Bendell, President

-4-

MAJOR CHRYSLER-PLYMOUTH, INC.